===============================================================================

                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549


                                  FORM 8-K


                          Current Report Pursuant
                       to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934


Date of Report (Date of Earliest Event Reported) November 3, 1998
                                                 ------------------------------

                 GMAC Commercial Mortgage Securities, Inc.--------------------- (Exact Name of Registrant as Specified in its Charter)



                                 Delaware
-------------------------------------------------------------------------------
              (State or Other Jurisdiction of Incorporation)


       333-37717                                       23-2811925
--------------------------------        ---------------------------------------
(Commission File Number)                  (I.R.S. Employer Identification No.)


     650 Dresher Road, Horsham, Pennsylvania                       19044
-------------------------------------------------------------------------------
(Address of Principal Executive Offices)                         (Zip Code)


                               (215) 328-3164
-------------------------------------------------------------------------------
            (Registrant's Telephone Number, Including Area Code)


                               Not Applicable
-------------------------------------------------------------------------------
       (Former Name or Former Address, if Changed Since Last Report)


===============================================================================

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         List below the financial statements, pro forma financial information and exhibits, if any, filed as part of this report.

                  (a)      Financial Statements of Business Acquired.

                           Not applicable

                  (b)      Pro Forma Financial Information.

                           Not applicable

                  (c)      Exhibits.

Exhibit
  No.             Document Description
-------           ---------------------

99.1 First Amendment to Mortgage Loan Purchase Agreement, dated as of August 21, 1998, between GMAC Commercial Mortgage Corporation as seller and GMAC Commercial Mortgage Securities, Inc. as purchaser.

                                 SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        GMAC COMMERCIAL MORTGAGE SECURITIES,
                                        INC.
                                           (Registrant)



Dated: November 3, 1998                      By:     /s/ David Lazarus
                                                 -------------------------
                                             Name:  David Lazarus
                                             Title: Vice President

                             INDEX TO EXHIBITS

Exhibit
  No.             Document Description
-------           --------------------

99.1 First Amendment to Mortgage Loan Purchase Agreement, dated as of August 21, 1998, between GMAC Commercial Mortgage Corporation as seller and GMAC Commercial Mortgage Securities, Inc. as purchaser.